Exhibit 24-b

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

          THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for the issuance of shares of the Corporation's Common Stock together with an indeterminate amount of plan interests pursuant to one or more of the following plans: the SBC Savings Plan, the SBC Savings and Security Plan, the Pacific Telesis Group 1994 Stock Incentive Plan, the Pacific Telesis Group Stock Option and Stock Appreciation Rights Plan, the Pacific Telesis Group Nonemployee Director Stock Option Plan, the SNET 1986 Stock Option Plan, the SNET 1995 Stock Incentive Plan, the Ameritech Long Term Incentive Plan, the Ameritech 1989 Long Term Incentive Plan, the Ameritech Corporation Long-Term Stock Incentive Plan, and the DonTech Profit Participation Plan; and

          WHEREAS, each of the undersigned is a director of the Corporation;

          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the 15th day of November 2002.


Gilbert F. Amelio                                    Clarence C. Barksdale
Gilbert F. Amelio                                    Clarence C. Barksdale
Director                                             Director

James E. Barnes                                      August A. Busch III
James E. Barnes                                      August A. Busch III
Director                                             Director

William P. Clark                                     Martin K. Eby, Jr.
William P. Clark                                     Martin K. Eby, Jr.
Director                                             Director

Herman E. Gallegos                                   Jess T. Hay
Herman E. Gallegos                                   Jess T. Hay
Director                                             Director

James A. Henderson                                   Bobby R. Inman
James A. Henderson                                   Bobby R. Inman
Director                                             Director

Charles F. Knight                                    Lynn M. Martin
Charles F. Knight                                    Lynn M. Martin
Director                                             Director

John B. McCoy                                        Mary S. Metz
John B. McCoy                                        Mary S. Metz
Director                                             Director

Toni Rembe                                           S. Donley Ritchey
Toni Rembe                                           S. Donley Ritchey
Director                                             Director

Joyce M. Roche                                       Carlos Slim Helu
Joyce M. Roche                                       Carlos Slim Helu
Director                                             Director

Laura D'Andrea Tyson                                 Patricia P. Upton
Laura D'Andrea Tyson                                 Patricia P. Upton
Director                                             Director